Exhibit 99.1

Prudential Financial, Inc. (PRU)

As Adjusted for Segmentation Changes

Quarterly Financial Supplement

Fourth Quarter 2025

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

First Quarter 2026 Resegmentation

Effective January 1, 2026, the Company made the following segment reporting changes to isolate the impacts of certain discontinued products that were previously commingled with the results of actively sold products that more closely reflect the Company’s current strategic focus. These changes are consistent with the Company’s recent organizational changes and strategy and reflect how the chief operating decision maker assesses performance and allocates resources:
“U.S. Legacy Products” segment: (i) Traditional Variable Annuities with guaranteed living benefit riders and certain other annuity products, previously included in the Individual Retirement Strategies segment, and (ii) Guaranteed Universal Life policies, previously included in the Individual Life segment, have been combined into a new reportable segment named “U.S. Legacy Products.” This segment represents run-off blocks of business consisting of products that are no longer being sold in U.S. markets and will be managed with a focus on reducing risk and optimizing value.
“Retirement” segment: The blocks of business in the Individual Retirement Strategies segment that were not moved into the U.S. Legacy Products segment, discussed above, consisting primarily of registered index-linked annuity and fixed annuity products, and the products previously included in the Institutional Retirement Strategies segment have been combined into a new reportable segment named “Retirement.” This combined segment better represents the Company’s strategic management, growth trajectory, and resource allocation policies.
“Individual Life” segment: There were no other impacts to this segment other than the transfer of the Guaranteed Universal Life policies, discussed above. The remaining blocks of business contained within this segment primarily consist of term, indexed universal life, and variable universal life products.
The updates made for these revisions are highlighted in yellow throughout Exhibit 99.1.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	156	229	244	249	875	878	—%
U.S. Businesses	931	955	1,149	1,051	3,728	4,086	10%
International Businesses	848	761	881	757	3,106	3,247	5%
Corporate and Other	(415)	(280)	(327)	(552)	(1,783)	(1,574)	12%
Total adjusted operating income (loss) before income taxes	1,520	1,665	1,947	1,505	5,926	6,637	12%
Income taxes, applicable to adjusted operating income	332	381	426	337	1,338	1,476	10%
After-tax adjusted operating income (loss)	1,188	1,284	1,521	1,168	4,588	5,161	12%
Income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	2,727	3,576	31%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.8%	14.9%	17.5%	13.3%	13.1%	14.9%
Return on Average Equity (based on net income (loss))	9.8%	7.1%	18.3%	11.2%	9.6%	11.7%
Distributions to Shareholders
Dividends paid	486	485	481	480	1,892	1,932	2%
Share repurchases	250	250	250	250	1,000	1,000	—%
Total capital returned	736	735	731	730	2,892	2,932	1%
Per Share Data
Net income (loss) - diluted	1.96	1.48	4.01	2.55	7.50	9.99	33%
Adjusted Operating Income - diluted	3.29	3.58	4.26	3.30	12.62	14.43	14%
Shareholder dividends	1.35	1.35	1.35	1.35	5.20	5.40	4%
GAAP book value - diluted	83.59	85.98	90.69	92.05
Adjusted book value - diluted (2)	96.37	96.41	99.25	100.17
Shares Outstanding
Weighted average number of common shares - basic	354.3	353.1	351.1	349.0	357.5	351.8	-2%
Weighted average number of common shares - diluted	356.1	354.9	353.0	350.9	359.3	353.7	-2%
End of period common shares - basic	354.0	351.9	349.9	347.9
End of period common shares - diluted	357.5	355.7	353.9	352.4

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	3.29	3.58	4.26	3.30	12.62	14.43
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(0.69)	(1.45)	(1.63)	(0.80)	(5.98)	(4.57)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.99)	(1.20)	0.92	(0.06)	(1.10)	(1.34)
Market experience updates	0.11	0.12	(0.10)	0.07	(0.14)	0.19
Divested and Run-off Businesses:
Closed Block division	(0.06)	(0.05)	0.03	(0.11)	(0.31)	(0.19)
Other Divested and Run-off Businesses	(0.14)	0.03	0.35	0.07	0.08	0.30
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.02	0.01	—	0.06	0.05
Other adjustments (1)	0.08	—	—	—	(0.05)	0.07
Total reconciling items, before income taxes	(1.67)	(2.53)	(0.42)	(0.83)	(7.44)	(5.49)
Income taxes, not applicable to adjusted operating income	(0.34)	(0.43)	(0.17)	(0.08)	(2.32)	(1.05)
Total reconciling items, after income taxes	(1.33)	(2.10)	(0.25)	(0.75)	(5.12)	(4.44)
Net income (loss) attributable to Prudential Financial, Inc.	1.96	1.48	4.01	2.55	7.50	9.99
Weighted average number of outstanding common shares - basic	354.3	353.1	351.1	349.0	357.5	351.8
Weighted average number of outstanding common shares - diluted	356.1	354.9	353.0	350.9	359.3	353.7
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	2,727	3,576
Less: Earnings allocated to participating unvested share-based payment awards	10	6	15	10	32	41
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	697	527	1,416	895	2,695	3,535
After-tax adjusted operating income (loss)	1,188	1,284	1,521	1,168	4,588	5,161
Less: Earnings allocated to participating unvested share-based payment awards	16	13	17	11	53	57
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,172	1,271	1,504	1,157	4,535	5,104

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2024	2025
	4Q	1Q	2Q	3Q	4Q

Capitalization Data (1):
Senior debt:
Short-term debt	953	1,406	1,373	1,386	1,443
Long-term debt	10,600	10,949	11,056	11,202	11,261
Junior subordinated long-term debt	8,587	8,591	7,595	7,595	7,595
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	27,872	29,883	30,582	32,094	32,438
Less: Accumulated other comprehensive income (AOCI)	(6,711)	(4,741)	(3,921)	(3,175)	(3,077)
GAAP book value excluding AOCI (2)	34,583	34,624	34,503	35,269	35,515
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	141	62	67	(47)	(24)
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	34	108	144	192	238
Adjusted book value	34,408	34,454	34,292	35,124	35,301
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	77.62	83.59	85.98	90.69	92.05
GAAP book value excluding AOCI per share - diluted (2)	96.30	96.85	97.00	99.66	100.78
Adjusted book value per common share - diluted	95.82	96.37	96.41	99.25	100.17
End of period number of common shares - diluted	359.1	357.5	355.7	353.9	352.4
Common Stock Price Range (based on closing price):
High	129.52	122.33	112.71	109.89	117.60
Low	114.59	105.04	95.12	100.68	99.13
Close	118.53	111.68	107.44	103.74	112.88
Common Stock market capitalization (1)	42,031	39,535	37,808	36,299	39,271

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(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

OPERATIONS HIGHLIGHTS

	2024	2025
	4Q	1Q	2Q	3Q	4Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party	601.1	620.2	647.6	654.9	652.0
Retail customers - Third Party	244.9	240.6	256.7	265.2	267.0
Affiliated	529.2	524.5	536.4	549.9	547.1
Total PGIM	1,375.2	1,385.3	1,440.7	1,470.0	1,466.1
U.S. Businesses	112.6	111.3	113.8	115.9	116.9
International Businesses	18.4	19.3	19.4	19.8	19.7
Corporate and Other	6.2	6.2	6.4	6.3	6.4
Total assets under management	1,512.4	1,522.1	1,580.3	1,612.0	1,609.1
Assets under administration	173.5	180.4	193.2	194.6	195.1
Total assets under management and administration	1,685.9	1,702.5	1,773.5	1,806.6	1,804.2
Distribution Representatives (1):
Prudential Advisors	2,794	2,906	2,985	3,034	3,061
Life Planners	6,035	6,175	6,161	6,141	6,235
Life Consultants	6,844	6,840	6,822	6,940	6,983

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	6,446	6,426	8,691	7,028	40,745	28,591	-30%
Policy charges and fee income	1,108	1,070	1,126	1,106	4,277	4,410	3%
Net investment income	4,519	4,600	4,872	4,947	17,375	18,938	9%
Asset management fees, commissions and other income	1,339	1,410	1,550	1,439	5,656	5,738	1%
Total revenues	13,412	13,506	16,239	14,520	68,053	57,677	-15%
Benefits and expenses (1):
Insurance and annuity benefits	7,344	7,195	9,485	7,936	44,075	31,960	-27%
Change in estimates of liability for future policy benefits	(14)	100	96	50	108	232	115%
Interest credited to policyholders' account balances	1,083	1,135	1,215	1,271	3,949	4,704	19%
Interest expense	522	526	531	533	2,019	2,112	5%
Deferral of acquisition costs	(684)	(689)	(699)	(681)	(2,601)	(2,753)	-6%
Amortization of acquisition costs	376	392	395	408	1,445	1,571	9%
Operating expenses	1,624	1,634	1,639	1,876	6,870	6,773	-1%
Variable expenses	1,641	1,548	1,630	1,622	6,262	6,441	3%
Total benefits and expenses	11,892	11,841	14,292	13,015	62,127	51,040	-18%
Adjusted operating income (loss) before income taxes	1,520	1,665	1,947	1,505	5,926	6,637	12%
Income taxes, applicable to adjusted operating income	332	381	426	337	1,338	1,476	10%
After-tax adjusted operating income	1,188	1,284	1,521	1,168	4,588	5,161	12%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(246)	(516)	(574)	(282)	(2,150)	(1,618)	25%
Change in value of market risk benefits, net of related hedging gains (losses)	(351)	(426)	324	(22)	(397)	(475)	-20%
Market experience updates	39	42	(36)	23	(52)	68	231%
Divested and Run-off Businesses:
Closed Block division	(22)	(18)	10	(38)	(113)	(68)	40%
Other Divested and Run-off Businesses	(51)	12	123	23	30	107	257%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	3	(18)	(11)	6	(16)	(20)	-25%
Other adjustments (2)	28	(1)	(1)	(1)	(19)	25	232%
Total reconciling items, before income taxes	(600)	(925)	(165)	(291)	(2,717)	(1,981)	27%
Income taxes, not applicable to adjusted operating income	(125)	(186)	(44)	(68)	(831)	(423)	49%
Total reconciling items, after income taxes	(475)	(739)	(121)	(223)	(1,886)	(1,558)	17%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	920	740	1,782	1,214	3,209	4,656	45%
Income tax expense (benefit)	207	195	382	269	507	1,053	108%
Income (loss) before equity in earnings of joint ventures and other operating entities	713	545	1,400	945	2,702	3,603	33%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(6)	(12)	31	(40)	25	(27)	-208%
Income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	2,727	3,576	31%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	35	33	52	36	119	156	31%
Net income (loss)	742	566	1,483	941	2,846	3,732	31%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	35	33	52	36	119	156	31%
Net income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	2,727	3,576	31%
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(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 31-34 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2024	03/31/2025	06/30/2025	09/30/2025	12/31/2025

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	311,570	315,914	328,302	335,414	331,455
Fixed maturities, trading, at fair value	12,530	13,278	14,020	14,575	14,869
Assets supporting experience-rated contractholder liabilities, at fair value	3,707	3,769	4,282	4,648	4,842
Equity securities, at fair value	9,417	8,720	7,434	8,794	10,972
Commercial mortgage and other loans	62,341	62,694	62,966	64,813	64,715
Policy loans	9,795	9,876	9,946	9,951	9,958
Other invested assets	26,351	26,739	27,256	27,665	27,294
Short-term investments	9,069	8,716	6,375	6,248	6,414
Total investments	444,780	449,706	460,581	472,108	470,519
Cash and cash equivalents	18,497	16,063	16,638	17,469	19,712
Accrued investment income	3,441	3,383	3,560	3,581	3,636
Deferred policy acquisition costs	20,448	20,790	21,222	21,468	21,530
Value of business acquired	435	446	450	430	397
Market risk benefit assets	2,331	2,139	2,188	2,252	2,330
Reinsurance recoverables and deposit receivables	37,680	43,982	44,152	44,947	44,077
Income tax assets	866	300	839	240	279
Other assets	13,737	14,262	14,561	15,267	15,009
Separate account assets	193,372	188,191	194,761	198,540	196,251
Total assets	735,587	739,262	758,952	776,302	773,740
Liabilities:
Future policy benefits	268,912	269,969	270,133	272,553	266,914
Policyholders' account balances	166,254	170,278	180,931	188,657	191,307
Market risk benefit liabilities	4,455	5,021	4,859	4,771	4,623
Reinsurance and funds withheld payables	17,084	17,347	17,126	17,874	18,844
Securities sold under agreements to repurchase	6,796	7,549	8,205	9,937	9,598
Cash collateral for loaned securities	9,621	9,507	9,167	8,597	8,700
Income tax liabilities	—	—	—	—	—
Short-term debt	953	1,406	1,373	1,386	1,443
Long-term debt	19,187	19,540	18,651	18,797	18,856
Other liabilities	17,397	16,789	18,872	18,507	18,964
Notes issued by consolidated variable interest entities	1,430	1,443	1,758	1,868	2,659
Separate account liabilities	193,372	188,191	194,761	198,540	196,251
Total liabilities	705,461	707,040	725,836	741,487	738,159
Mezzanine Equity:
Redeemable noncontrolling interests	1,939	2,019	2,213	2,358	2,794
Total mezzanine equity	1,939	2,019	2,213	2,358	2,794
Equity:
Accumulated other comprehensive income (loss)	(6,711)	(4,741)	(3,921)	(3,175)	(3,077)
Other equity (1)	34,583	34,624	34,503	35,269	35,515
Total Prudential Financial, Inc. equity	27,872	29,883	30,582	32,094	32,438
Noncontrolling interests	315	320	321	363	349
Total equity	28,187	30,203	30,903	32,457	32,787
Total liabilities, mezzanine equity and equity	735,587	739,262	758,952	776,302	773,740

____________
(1) Includes $(24) million, $(47) million, $67 million, $62 million and $141 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	470,519	46,523	423,996	3,652	228,588	158,699	33,057
Deferred policy acquisition costs	21,530	144	21,386	—	12,359	9,678	(651)
Other assets	85,440	1,428	84,012	6,173	56,968	19,393	1,478
Separate account assets	196,251	—	196,251	29,278	171,022	—	(4,049)
Total assets	773,740	48,095	725,645	39,103	468,937	187,770	29,835
Liabilities:
Future policy benefits	266,914	41,484	225,430	—	121,068	95,235	9,127
Policyholders' account balances	191,307	4,272	187,035	—	123,538	61,688	1,809
Debt	20,299	—	20,299	2,070	4,619	211	13,399
Other liabilities	63,388	3,942	59,446	3,329	31,421	8,781	15,915
Separate account liabilities	196,251	—	196,251	29,278	171,022	—	(4,049)
Total liabilities	738,159	49,698	688,461	34,677	451,668	165,915	36,201
Mezzanine Equity:
Redeemable noncontrolling interests	2,794	—	2,794	1,175	—	—	1,619
Total mezzanine equity	2,794	—	2,794	1,175	—	—	1,619
Equity:
Accumulated other comprehensive income (loss)	(3,077)	(155)	(2,922)	(50)	(365)	65	(2,572)
Other equity (1)	35,515	(1,459)	36,974	3,144	17,555	21,762	(5,487)
Total Prudential Financial, Inc. equity	32,438	(1,614)	34,052	3,094	17,190	21,827	(8,059)
Noncontrolling interests	349	11	338	157	79	28	74
Total equity	32,787	(1,603)	34,390	3,251	17,269	21,855	(7,985)
Total liabilities, mezzanine equity and equity	773,740	48,095	725,645	39,103	468,937	187,770	29,835

	As of December 31, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	444,780	47,466	397,314	2,624	204,091	159,678	30,921
Deferred policy acquisition costs	20,448	156	20,292	—	11,551	9,304	(563)
Other assets	76,987	1,193	75,794	4,775	55,046	11,056	4,917
Separate account assets	193,372	—	193,372	28,645	168,299	—	(3,572)
Total assets	735,587	48,815	686,772	36,044	438,987	180,038	31,703
Liabilities:
Future policy benefits	268,912	42,464	226,448	—	118,110	99,699	8,639
Policyholders' account balances	166,254	4,359	161,895	—	102,940	54,855	4,100
Debt	20,140	—	20,140	1,593	4,869	129	13,549
Other liabilities	56,783	3,632	53,151	2,393	28,793	7,570	14,395
Separate account liabilities	193,372	—	193,372	28,645	168,299	—	(3,572)
Total liabilities	705,461	50,455	655,006	32,631	423,011	162,253	37,111
Mezzanine Equity:
Redeemable noncontrolling interest	1,939	—	1,939	543	—	—	1,396
Total mezzanine equity	1,939	—	1,939	543	—	—	1,396
Equity:
Accumulated other comprehensive income (loss)	(6,711)	(188)	(6,523)	(154)	(1,569)	(2,302)	(2,498)
Other equity (1)	34,583	(1,463)	36,046	2,883	17,465	20,057	(4,359)
Total Prudential Financial, Inc. equity	27,872	(1,651)	29,523	2,729	15,896	17,755	(6,857)
Noncontrolling interests	315	11	304	141	80	30	53
Total equity	28,187	(1,640)	29,827	2,870	15,976	17,785	(6,804)
Total liabilities, mezzanine equity and equity	735,587	48,815	686,772	36,044	438,987	180,038	31,703

____________
(1) Includes $(24) million and $141 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of December 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2025				As of December 31, 2024
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	36	6,464	7,595	14,095	347	5,890	7,588	13,825
Operating Debt	1,374	4,359	—	5,733	521	4,355	999	5,875
Limited recourse and non-recourse borrowing	33	438	—	471	85	355	—	440
Total Debt	1,443	11,261	7,595	20,299	953	10,600	8,587	20,140

	As of December 31, 2025				As of December 31, 2024
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	14,055	—	40	14,095	13,438	347	40	13,825
Operating Debt	4,884	849	—	5,733	5,380	495	—	5,875
Limited recourse and non-recourse borrowing	—	33	438	471	—	85	355	440
Total Debt	18,939	882	478	20,299	18,818	927	395	20,140

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $0 million and $347 million of surplus notes as of December 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—
Net investment income	20	59	54	48	15	181	1107%
Asset management fees, commissions and other income	965	984	1,041	1,060	4,077	4,050	-1%
Total revenues	985	1,043	1,095	1,108	4,092	4,231	3%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—
Interest expense	21	24	27	28	105	100	-5%
Deferral of acquisition costs	—	—	—	—	(1)	—	100%
Amortization of acquisition costs	—	—	—	—	2	—	-100%
Operating expenses	504	477	503	489	1,841	1,973	7%
Variable expenses	304	313	321	342	1,270	1,280	1%
Total benefits and expenses	829	814	851	859	3,217	3,353	4%
Adjusted operating income (loss) before income taxes	156	229	244	249	875	878	—%
Total revenues	985	1,043	1,095	1,108	4,092	4,231	3%
Less: Passthrough distribution revenue	21	20	21	21	88	83	-6%
Less: Revenue associated with consolidations	18	50	45	42	141	155	10%
Total adjusted revenues (2)	946	973	1,029	1,045	3,863	3,993	3%
Adjusted operating margin (2)(3)	16.5%	23.5%	23.7%	23.8%	22.7%	22.0%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 22.5%, 22.3%, 22.0% and 15.8% for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively, and 20.8% and 21.4% for the twelve months ended December 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	828	825	844	858	3,179	3,355	6%
Other related revenues (1)	38	82	93	107	430	320	-26%
Service, distribution and other revenues	119	136	158	143	483	556	15%
Total PGIM revenues	985	1,043	1,095	1,108	4,092	4,231	3%
Analysis of asset management fees by source:
Institutional customers - Third Party	387	387	395	399	1,484	1,568	6%
Retail customers - Third Party	225	219	231	236	868	911	5%
Affiliated	216	219	218	223	827	876	6%
Total asset management fees	828	825	844	858	3,179	3,355	6%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2025
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	76.4	468.4	69.8	36.0	1.4	652.0
Retail customers - Third Party	106.8	157.3	0.2	0.4	2.3	267.0
Affiliated	39.9	277.0	64.4	91.0	74.8	547.1
Total	223.1	902.7	134.4	127.4	78.5	1,466.1

	December 31, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers - Third Party	73.8	426.3	66.6	33.0	1.4	601.1
Retail customers - Third Party	106.4	135.4	0.2	0.4	2.5	244.9
Affiliated	35.5	270.5	60.4	84.6	78.2	529.2
Total	215.7	832.2	127.2	118.0	82.1	1,375.2
__________
(1) Other related revenues, net of related expenses are $57 million, $64 million, $49 million and $19 million for the three months ended December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively, and $189 million and $203 million for the twelve months ended December 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

Institutional Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	601.1	620.2	647.6	654.9	562.7	601.1
Additions	23.8	22.1	18.8	20.6	101.4	85.3
Withdrawals	(16.2)	(19.5)	(18.5)	(25.0)	(79.7)	(79.2)
Net institutional additions (withdrawals), excluding realizations, distributions and money market activity	7.6	2.6	0.3	(4.4)	21.7	6.1
Realizations and distributions (1)	(4.2)	(2.3)	(4.0)	(3.1)	(9.5)	(13.6)
Change in market value	6.6	24.0	15.6	4.1	20.1	50.3
Net money market flows	1.7	0.8	(0.3)	0.5	(3.6)	2.7
Other (2)	7.4	2.3	(4.3)	—	9.7	5.4
Ending assets under management	620.2	647.6	654.9	652.0	601.1	652.0
Retail Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	244.9	240.6	256.7	265.2	215.5	244.9
Additions	17.7	16.0	16.2	21.5	65.6	71.4
Withdrawals	(17.9)	(18.8)	(15.9)	(22.8)	(64.2)	(75.4)
Net retail additions (withdrawals), excluding money market activity	(0.2)	(2.8)	0.3	(1.3)	1.4	(4.0)
Change in market value	(5.5)	18.6	9.2	2.7	29.7	25.0
Net money market flows	1.8	0.5	0.7	0.7	1.7	3.7
Other (2)	(0.4)	(0.2)	(1.7)	(0.3)	(3.4)	(2.6)
Ending assets under management	240.6	256.7	265.2	267.0	244.9	267.0
Affiliated - Assets Under Management (at fair market value):
Beginning assets under management	529.2	524.5	536.4	549.9	519.9	529.2
Additions	20.6	19.8	15.8	17.3	125.4	73.5
Withdrawals	(20.7)	(19.2)	(14.0)	(21.2)	(100.8)	(75.1)
Net affiliated additions (withdrawals), excluding realizations, distributions and money market activity	(0.1)	0.6	1.8	(3.9)	24.6	(1.6)
Realizations and distributions (1)	(0.1)	—	(0.6)	(0.1)	(0.4)	(0.8)
Change in market value	3.9	10.9	13.2	2.8	10.8	30.8
Net money market flows	(5.3)	(2.1)	—	1.5	(4.6)	(5.9)
Other (2)	(3.1)	2.5	(0.9)	(3.1)	(21.1)	(4.6)
Ending assets under management	524.5	536.4	549.9	547.1	529.2	547.1

__________
(1) Realizations reflect proceeds from the disposition or monetization of assets from closed end funds and from collateralized loan obligations. Distributions reflect income and dividend distributions related to certain closed and open ended private alternative funds and collateralized loan obligations.
(2) First quarter 2025 includes $6.1 billion related to the reinsurance of certain Japanese whole life policies to Prismic Life Reinsurance, Ltd. which were transferred from affiliated to institutional assets under management. In third quarter 2025, Prudential completed the sale of its ownership in the PGIM SITE business in Taiwan to E.SUN Financial Holding Co., Ltd. and the outflows of $4.0 billion and $1.4 billion are reflected in institutional and retail, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	3,398	3,724	5,897	4,401	29,110	17,420	-40%
Policy charges and fee income	1,035	993	1,046	1,016	4,010	4,090	2%
Net investment income	2,700	2,760	2,948	2,982	10,406	11,390	9%
Asset management fees, commissions and other income	573	531	552	548	2,423	2,204	-9%
Total revenues	7,706	8,008	10,443	8,947	45,949	35,104	-24%
Benefits and expenses (1):
Insurance and annuity benefits	4,563	4,750	6,928	5,503	33,826	21,744	-36%
Change in estimates of liability for future policy benefits	(11)	68	117	45	(273)	219	180%
Interest credited to policyholders' account balances	724	754	808	856	2,655	3,142	18%
Interest expense	295	286	291	299	1,246	1,171	-6%
Deferral of acquisition costs	(411)	(431)	(426)	(432)	(1,650)	(1,700)	-3%
Amortization of acquisition costs	227	233	234	244	853	938	10%
Operating expenses	529	583	500	521	2,133	2,133	—%
Variable expenses	859	810	842	860	3,431	3,371	-2%
Total benefits and expenses	6,775	7,053	9,294	7,896	42,221	31,018	-27%
Adjusted operating income (loss) before income taxes	931	955	1,149	1,051	3,728	4,086	10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums (2)	1,746	2,127	4,290	2,832	22,963	10,995	-52%
Policy charges and fee income	30	25	31	28	96	114	19%
Net investment income	1,758	1,819	1,963	1,998	6,299	7,538	20%
Asset management fees, commissions and other income	131	105	121	129	572	486	-15%
Total revenues	3,665	4,076	6,405	4,987	29,930	19,133	-36%
Benefits and expenses (1):
Insurance and annuity benefits	2,440	2,809	4,889	3,524	25,768	13,662	-47%
Change in estimates of liability for future policy benefits	(25)	123	112	53	(363)	263	172%
Interest credited to policyholders' account balances	474	512	559	607	1,564	2,152	38%
Interest expense	15	9	7	12	22	43	95%
Deferral of acquisition costs	(208)	(206)	(181)	(166)	(718)	(761)	-6%
Amortization of acquisition costs	64	68	68	87	193	287	49%
Operating expenses	137	138	138	134	487	547	12%
Variable expenses	242	226	215	200	922	883	-4%
Total benefits and expenses	3,139	3,679	5,807	4,451	27,875	17,076	-39%
Adjusted operating income (loss) before income taxes	526	397	598	536	2,055	2,057	—%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $1.0 billion, $2.4 billion, $0.2 billion and $0.0 billion for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively, and $3.7 billion and $16.4 billion for the twelve months ended December 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

U.S. BUSINESSES - RETIREMENT - SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

Sales and Additions:
Retail annuities (1)	3,473	3,135	3,377	3,574	14,036	13,559
Longevity reinsurance (2)	4,922	5,581	1,476	80	9,977	12,059
Fee-based stable value	1,081	1,048	551	1,086	5,774	3,766
Pension risk transfer and other (3)	1,048	2,225	4,326	2,520	20,580	10,119
Total	10,524	11,989	9,730	7,260	50,367	39,503
Account Value:
Beginning account value, gross	333,243	340,617	359,635	365,143	295,978	333,243
Sales and additions	10,524	11,989	9,730	7,260	50,367	39,503
Withdrawals and benefits	(7,292)	(6,188)	(7,223)	(7,682)	(27,237)	(28,385)
Net flows	3,232	5,801	2,507	(422)	23,130	11,118
Change in market value, interest credited and policy charges	1,627	5,525	6,207	4,190	15,181	17,549
Other (4)	2,515	7,692	(3,206)	1,127	(1,046)	8,128
Ending account value, gross	340,617	359,635	365,143	370,038	333,243	370,038
Reinsurance ceded	(12,096)	(11,579)	(11,987)	(12,888)	(11,766)	(12,888)
Ending account value, net	328,521	348,056	353,156	357,150	321,477	357,150
Amounts included in net flows above:
Retail annuities (1)	2,823	2,472	2,614	2,785	12,126	10,694
Longevity reinsurance (2)	3,385	3,873	(311)	(1,706)	4,147	5,241
Fee-based stable value	(883)	(25)	(1,049)	(1,191)	(3,188)	(3,148)
Pension risk transfer and other (3)	(2,093)	(519)	1,253	(310)	10,045	(1,669)
Total	3,232	5,801	2,507	(422)	23,130	11,118
Amounts included in ending account value, net above:
Retail annuities (1)	43,543	49,649	54,553	57,532	42,286	57,532
Longevity reinsurance (2)	113,480	125,534	122,682	123,120	106,877	123,120
Fee-based stable value	66,947	67,362	67,727	67,763	66,899	67,763
Pension risk transfer and other (3)	104,551	105,511	108,194	108,735	105,415	108,735
Total	328,521	348,056	353,156	357,150	321,477	357,150

__________

(1) Primarily includes FlexGuard Suite (Registered Index-Linked Annuities) and Fixed Annuity products.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts.
(3) Includes Spread-Based Stable Value, Structured Settlements and Funding Agreement-Backed Notes.
(4) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business, net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	1,396	1,349	1,353	1,321	5,129	5,419	6%
Policy charges and fee income	197	184	183	164	678	728	7%
Net investment income	134	133	138	138	530	543	2%
Asset management fees, commissions and other income	21	21	20	22	90	84	-7%
Total revenues	1,748	1,687	1,694	1,645	6,427	6,774	5%
Benefits and expenses (1):
Insurance and annuity benefits	1,296	1,230	1,272	1,224	4,801	5,022	5%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	35	32	33	37	149	137	-8%
Interest expense	5	5	7	4	11	21	91%
Deferral of acquisition costs	—	(4)	—	—	(28)	(4)	86%
Amortization of acquisition costs	2	4	2	1	6	9	50%
Operating expenses	194	186	181	190	734	751	2%
Variable expenses	127	109	109	112	440	457	4%
Total benefits and expenses	1,659	1,562	1,604	1,568	6,113	6,393	5%
Adjusted operating income (loss) before income taxes	89	125	90	77	314	381	21%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

Annualized New Business Premiums:
Group life	225	35	36	29	289	325
Group disability	175	42	42	27	261	286
Total	400	77	78	56	550	611
Future Policy Benefits (1):
Group life	2,422	2,396	2,334	2,306
Group disability	3,283	3,316	3,345	3,398
Total	5,705	5,712	5,679	5,704
Policyholders' Account Balances (1):
Group life	4,519	4,460	4,503	4,732
Group disability	117	104	99	100
Total	4,636	4,564	4,602	4,832
Separate Account Liabilities (1):
Group life	25,547	26,364	26,988	26,916
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,196	1,195	1,155	1,159	4,526	4,705
Earned premiums	996	935	952	916	3,615	3,799
Earned policy charges and fee income	171	156	154	137	577	618
Benefits ratio (3)	87.1%	83.1%	84.1%	81.3%	86.9%	84.0%
Administrative expense ratio	10.8%	11.5%	10.5%	11.7%	11.3%	11.1%
Persistency ratio	97.0%	96.8%	96.5%	96.1%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	429	447	434	432	1,639	1,742
Earned premiums	400	414	401	405	1,514	1,620
Earned policy charges and fee income	26	28	29	27	101	110
Benefits ratio (3)	65.6%	75.3%	79.7%	85.3%	73.3%	76.5%
Administrative expense ratio	25.8%	24.8%	24.0%	24.9%	25.0%	24.9%
Persistency ratio	95.3%	94.1%	92.9%	91.8%
Total Group Insurance:
Benefits ratio (3)	81.3%	80.9%	82.8%	82.5%	83.1%	81.9%
Administrative expense ratio	14.8%	15.2%	14.2%	15.5%	15.0%	14.9%
Net face amount of policies in force (in billions) (4)	2,127	2,118	2,118	2,117

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 82.4%, 74.7% and 80.2% for the three months ended June 30, 2025, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 83.8%, 76.4%, 81.7% and 86.9%, 71.8%, 82.7% for the twelve months ended December 31, 2025 and December 31, 2024, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	237	232	236	231	957	936	-2%
Policy charges and fee income	430	354	454	445	1,620	1,683	4%
Net investment income	360	348	371	358	1,392	1,437	3%
Asset management fees, commissions and other income	84	80	82	90	296	336	14%
Total revenues	1,111	1,014	1,143	1,124	4,265	4,392	3%
Benefits and expenses (1):
Insurance and annuity benefits	522	427	482	422	1,910	1,853	-3%
Change in estimates of liability for future policy benefits	7	(38)	(5)	(3)	44	(39)	-189%
Interest credited to policyholders' account balances	146	143	153	149	586	591	1%
Interest expense	111	102	104	105	366	422	15%
Deferral of acquisition costs	(190)	(209)	(236)	(250)	(855)	(885)	-4%
Amortization of acquisition costs	106	104	105	106	413	421	2%
Operating expenses	109	156	105	104	453	474	5%
Variable expenses	248	247	282	305	1,048	1,082	3%
Total benefits and expenses	1,059	932	990	938	3,965	3,919	-1%
Adjusted operating income (loss) before income taxes	52	82	153	186	300	473	58%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	32	39	37	36	134	144
Universal life	18	18	24	21	59	81
Variable life	154	160	186	201	687	701
Total	204	217	247	258	880	926
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	38	43	48	49	167	178
Third party distribution	166	174	199	209	713	748
Total	204	217	247	258	880	926
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning account balance, gross	19,161	19,289	19,679	19,940	18,666	19,161
Premiums and deposits	347	346	349	361	1,090	1,403
Surrenders and withdrawals	(417)	(467)	(419)	(557)	(1,547)	(1,860)
Net sales (redemptions)	(70)	(121)	(70)	(196)	(457)	(457)
Benefit payments	(31)	(27)	(31)	53	(56)	(36)
Net flows	(101)	(148)	(101)	(143)	(513)	(493)
Interest credited and other	224	508	304	179	963	1,215
Net transfers (to) from separate account	145	168	193	288	615	794
Policy charges	(140)	(138)	(135)	(146)	(570)	(559)
Ending account balance, gross	19,289	19,679	19,940	20,118	19,161	20,118
Reinsurance ceded	—	—	—	—	—	—
Ending account balance, net	19,289	19,679	19,940	20,118	19,161	20,118
Separate Account Liabilities:
Beginning account balance	54,803	53,323	57,995	61,376	46,453	54,803
Premiums and deposits	963	1,084	1,117	1,293	3,895	4,457
Surrenders and withdrawals	(326)	(315)	(442)	(558)	(1,238)	(1,641)
Net sales (redemptions)	637	769	675	735	2,657	2,816
Benefit payments	(184)	(165)	(170)	(244)	(651)	(763)
Net flows	453	604	505	491	2,006	2,053
Change in market value, interest credited and other	(1,414)	4,608	3,450	1,398	8,390	8,042
Net transfers (to) from general account	(145)	(168)	(193)	(288)	(615)	(794)
Policy charges	(374)	(372)	(381)	(383)	(1,431)	(1,510)
Ending account balance	53,323	57,995	61,376	62,594	54,803	62,594
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	274	284	282	284
Universal life	25	25	25	25
Variable life	165	170	174	176
Total	464	479	481	485

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. LEGACY PRODUCTS
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	19	16	18	17	61	70	15%
Policy charges and fee income	378	430	378	379	1,616	1,565	-3%
Net investment income	448	460	476	488	2,185	1,872	-14%
Asset management fees, commissions and other income	337	325	329	307	1,465	1,298	-11%
Total revenues	1,182	1,231	1,201	1,191	5,327	4,805	-10%
Benefits and expenses (1):
Insurance and annuity benefits	305	284	285	333	1,347	1,207	-10%
Change in estimates of liability for future policy benefits	7	(17)	10	(5)	46	(5)	-111%
Interest credited to policyholders' account balances	69	67	63	63	356	262	-26%
Interest expense	164	170	173	178	847	685	-19%
Deferral of acquisition costs	(13)	(12)	(9)	(16)	(49)	(50)	-2%
Amortization of acquisition costs	55	57	59	50	241	221	-8%
Operating expenses	89	103	76	93	459	361	-21%
Variable expenses	242	228	236	243	1,021	949	-7%
Total benefits and expenses	918	880	893	939	4,268	3,630	-15%
Adjusted operating income (loss) before income taxes	264	351	308	252	1,059	1,175	11%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

Annuities Account Value (1):
Beginning account value, gross	93,598	89,139	90,263	90,034	101,384	93,598
Premiums and deposits (2)	6	8	4	6	31	24
Full surrenders and death benefits	(2,477)	(2,170)	(2,633)	(2,576)	(9,831)	(9,856)
Premiums and deposits net of full surrenders and death benefits	(2,471)	(2,162)	(2,629)	(2,570)	(9,800)	(9,832)
Partial withdrawals and other benefit payments	(1,181)	(1,036)	(1,049)	(1,228)	(4,532)	(4,494)
Net flows	(3,652)	(3,198)	(3,678)	(3,798)	(14,332)	(14,326)
Change in market value interest credited and other	(332)	4,802	3,935	1,433	8,637	9,838
Policy charges	(475)	(480)	(486)	(466)	(2,091)	(1,907)
Ending account value, gross	89,139	90,263	90,034	87,203	93,598	87,203
Reinsurance ceded	(8,608)	(8,393)	(8,315)	(7,954)	(8,764)	(7,954)
Ending account value, net	80,531	81,870	81,719	79,249	84,834	79,249
Guaranteed Universal Life Policyholders' Account Balances (3):
Beginning account balance, gross	14,611	14,655	14,685	14,720	14,357	14,611
Premiums and deposits (2)	350	342	338	479	1,443	1,509
Surrenders and withdrawals	(32)	(26)	(26)	(29)	(131)	(113)
Net premiums (redemptions)	318	316	312	450	1,312	1,396
Benefit payments	(30)	(44)	(29)	(24)	(106)	(127)
Net flows	288	272	283	426	1,206	1,269
Interest credited and other	141	139	140	140	576	560
Policy charges	(385)	(381)	(388)	(389)	(1,528)	(1,543)
Ending account balance, gross	14,655	14,685	14,720	14,897	14,611	14,897
Reinsurance ceded	(9,029)	(9,043)	(9,077)	(9,244)	(8,995)	(9,244)
Ending account balance, net	5,626	5,642	5,643	5,653	5,616	5,653
Net Face Amount In Force (in billions) (4):
Guaranteed Universal Life	37	37	37	37

__________
(1) Represents discontinued annuities and guaranteed living benefits in general account and separate account. Includes alliance deposits and supplementary contracts.
(2) Represents renewal premiums or additional deposits on existing policies/contracts.
(3) Includes fixed rate funds and deferred revenues on guaranteed universal life products.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - MARKET RISK BENEFIT FEATURES
(in millions)

	2024	2025
	4Q	1Q	2Q	3Q	4Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	64,932	61,716	62,634	62,435	60,554
Account Values with Auto-Rebalancing Feature - externally reinsured	1,902	1,763	1,758	1,713	1,628
Account Values without Auto-Rebalancing Feature	22,519	21,588	21,733	21,711	20,937
Total	89,353	85,067	86,125	85,859	83,119
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	6,510	6,938	6,104	5,575	5,558
Net Amount at Risk without Auto-Rebalancing Feature	2,775	2,779	2,632	2,421	2,517
Total	9,285	9,717	8,736	7,996	8,075
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	3,057	2,709	2,800	2,627	11,656	11,193	-4%
Policy charges and fee income	88	92	96	104	324	380	17%
Net investment income	1,469	1,451	1,540	1,569	5,723	6,029	5%
Asset management fees, commissions and other income	124	147	159	116	222	546	146%
Total revenues	4,738	4,399	4,595	4,416	17,925	18,148	1%
Benefits and expenses (1):
Insurance and annuity benefits	2,789	2,446	2,559	2,428	10,268	10,222	—%
Change in estimates of liability for future policy benefits	(3)	32	(21)	5	381	13	-97%
Interest credited to policyholders' account balances	347	369	390	402	1,210	1,508	25%
Interest expense	(1)	1	2	1	(2)	3	250%
Deferral of acquisition costs	(306)	(297)	(308)	(286)	(1,138)	(1,197)	-5%
Amortization of acquisition costs	165	174	175	179	646	693	7%
Operating expenses	436	467	466	499	1,793	1,868	4%
Variable expenses	463	446	451	431	1,661	1,791	8%
Total benefits and expenses	3,890	3,638	3,714	3,659	14,819	14,901	1%
Adjusted operating income (loss) before income taxes	848	761	881	757	3,106	3,247	5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan	2,860	2,462	2,548	2,350	10,799	10,220
Emerging Markets	285	339	348	381	1,181	1,353
Total	3,145	2,801	2,896	2,731	11,980	11,573
Annualized new business premiums:
Japan	478	453	453	410	1,732	1,794
Emerging Markets	98	88	102	112	390	400
Total	576	541	555	522	2,122	2,194
Annualized new business premiums by distribution channel:
Life Planners	258	216	227	224	842	925
Life Consultants	130	150	138	110	480	528
Banks	95	93	108	103	459	399
Independent Agency and Other	93	82	82	85	341	342
Total	576	541	555	522	2,122	2,194
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan	2,950	2,475	2,580	2,424	11,071	10,429
Emerging Markets	289	333	328	357	1,102	1,307
Total	3,239	2,808	2,908	2,781	12,173	11,736
Annualized new business premiums:
Japan	487	454	457	421	1,761	1,819
Emerging Markets	99	87	96	104	363	386
Total	586	541	553	525	2,124	2,205
Annualized new business premiums by distribution channel:
Life Planners	265	214	227	229	850	935
Life Consultants	132	151	139	112	486	534
Banks	95	93	106	100	448	394
Independent Agency and Other	94	83	81	84	340	342
Total	586	541	553	525	2,124	2,205

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2024	2025
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan	533	530	526	524	521
Emerging Markets	49	50	52	54	56
Total	582	580	578	578	577
Policyholder Account Balances at end of period (in millions) (1)(2):
(Constant exchange rate basis)
International Businesses	55,548	49,858	51,945	53,903	55,367
Number of individual policies in force at end of period (in thousands) (3):
Japan	11,078	11,102	11,116	11,142	11,136
Emerging Markets	842	855	869	884	907
Total	11,920	11,957	11,985	12,026	12,043
International Businesses life insurance individual policy persistency:
13 months	91.4%	92.0%	92.8%	93.6%	94.0%
25 months	83.4%	83.2%	83.0%	82.6%	83.4%
Number of Life Planners at end of period:
Japan	4,309	4,356	4,285	4,282	4,283
Emerging Markets	1,726	1,819	1,876	1,859	1,952
Total Life Planners	6,035	6,175	6,161	6,141	6,235
Life Consultants	6,844	6,840	6,822	6,940	6,983

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 143 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2025				Year-to-date
	1Q	2Q	3Q	4Q	2024	2025	% change

Revenues (1):
Premiums	(9)	(7)	(6)	—	(21)	(22)	-5%
Policy charges and fee income	(15)	(15)	(16)	(14)	(57)	(60)	-5%
Net investment income	330	330	330	348	1,231	1,338	9%
Asset management fees, commissions and other income	(323)	(252)	(202)	(285)	(1,066)	(1,062)	—%
Total revenues	(17)	56	106	49	87	194	123%
Benefits and expenses (1):
Insurance and annuity benefits	(8)	(1)	(2)	5	(19)	(6)	68%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	12	12	17	13	84	54	-36%
Interest expense	207	215	211	205	670	838	25%
Deferral of acquisition costs	33	39	35	37	188	144	-23%
Amortization of acquisition costs	(16)	(15)	(14)	(15)	(56)	(60)	-7%
Operating expenses	155	107	170	367	1,103	799	-28%
Variable expenses	15	(21)	16	(11)	(100)	(1)	99%
Total benefits and expenses	398	336	433	601	1,870	1,768	-5%
Adjusted operating income (loss) before income taxes	(415)	(280)	(327)	(552)	(1,783)	(1,574)	12%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2025							December 31, 2024
	Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld				Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld
				Amount	% of Total						Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	238,205	18,833	4,576	214,796	53.6%			230,018	19,103	4,837	206,078	54.9%
Private, available-for-sale, at fair value	92,900	10,049	2,217	80,634	20.2%			81,179	9,625	2,795	68,759	18.3%
Fixed maturities, trading, at fair value	14,448	581	9,049	4,818	1.2%			12,447	647	7,732	4,068	1.1%
Assets supporting experience-rated contractholder liabilities, at fair value	4,842	—	—	4,842	1.2%			3,707	—	—	3,707	1.0%
Equity securities, at fair value	10,515	1,593	—	8,922	2.2%			8,896	1,642	—	7,254	1.9%
Commercial mortgage and other loans, at book value, net of allowance	63,921	7,463	263	56,195	14.0%			61,872	7,652	233	53,987	14.4%
Policy loans, at outstanding balance	9,958	3,217	—	6,741	1.7%			9,795	3,348	—	6,447	1.7%
Other invested assets, net of allowance (2)	24,066	4,532	1,850	17,684	4.4%			23,577	4,929	1,867	16,781	4.4%
Short-term investments, net of allowance	6,404	255	71	6,078	1.5%			9,056	520	43	8,493	2.3%
Subtotal (3)	465,259	46,523	18,026	400,710	100.0%			440,547	47,466	17,507	375,574	100.0%
Invested assets of other entities and operations (4)	5,260	—	—	5,260				4,233	—	—	4,233
Total investments	470,519	46,523	18,026	405,970				444,780	47,466	17,507	379,807

Fixed Maturities by Credit Quality (3)(5):	December 31, 2025						December 31, 2024
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	184,052	2,585	23,277	—	163,360	76.1%	176,693	3,412	20,161	—	159,944	77.6%
2	46,660	907	2,952	—	44,615	20.8%	43,221	522	3,744	—	39,999	19.4%
Subtotal - High or Highest Quality Securities	230,712	3,492	26,229	—	207,975	96.9%	219,914	3,934	23,905	—	199,943	97.0%
3	5,605	86	540	—	5,151	2.4%	4,807	60	574	—	4,293	2.1%
4	1,105	44	9	—	1,140	0.5%	1,264	48	30	—	1,282	0.6%
5	480	16	25	7	464	0.2%	439	16	12	7	436	0.2%
6	87	6	5	22	66	0.0%	196	7	9	70	124	0.1%
Subtotal - Other Securities	7,277	152	579	29	6,821	3.1%	6,706	131	625	77	6,135	3.0%
Total	237,989	3,644	26,808	29	214,796	100.0%	226,620	4,065	24,530	77	206,078	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	21,362	336	1,431	—	20,267	25.1%	18,756	257	1,920	—	17,093	24.9%
2	47,978	1,777	1,961	—	47,794	59.3%	44,179	765	3,453	—	41,491	60.3%
Subtotal - High or Highest Quality Securities	69,340	2,113	3,392	—	68,061	84.4%	62,935	1,022	5,373	—	58,584	85.2%
3	7,581	390	116	19	7,836	9.7%	6,483	114	282	—	6,315	9.2%
4	3,343	54	52	22	3,323	4.1%	2,646	15	101	28	2,532	3.7%
5	1,228	22	20	44	1,186	1.5%	1,051	30	34	29	1,018	1.5%
6	244	29	6	39	228	0.3%	437	24	11	140	310	0.4%
Subtotal - Other Securities	12,396	495	194	124	12,573	15.6%	10,617	183	428	197	10,175	14.8%
Total	81,736	2,608	3,586	124	80,634	100.0%	73,552	1,205	5,801	197	68,759	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2025 and 2024, 1,482 securities with amortized cost of $9,683 million (fair value $9,598 million) and 803 securities with amortized cost of $4,147 million (fair value $3,840 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	December 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	102,061	65.4%	102,904	65.1%
Private, available-for-sale, at fair value	21,284	13.6%	21,603	13.6%
Fixed maturities, trading, at fair value	551	0.3%	461	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	4,842	3.1%	3,707	2.3%
Equity securities, at fair value	1,652	1.1%	1,845	1.2%
Commercial mortgage and other loans, at book value, net of allowance	14,487	9.3%	16,137	10.2%
Policy loans, at outstanding balance	2,708	1.7%	2,608	1.6%
Other invested assets, net of allowance (3)	6,357	4.1%	6,588	4.2%
Short-term investments, net of allowance	2,166	1.4%	2,324	1.5%
Total	156,108	100.0%	158,177	100.0%

	December 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	112,735	46.1%	103,174	47.4%
Private, available-for-sale, at fair value	59,350	24.3%	47,156	21.7%
Fixed maturities, trading, at fair value	4,267	1.7%	3,607	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	7,270	3.0%	5,409	2.5%
Commercial mortgage and other loans, at book value, net of allowance	41,708	17.1%	37,850	17.4%
Policy loans, at outstanding balance	4,033	1.6%	3,839	1.8%
Other invested assets, net of allowance (3)	11,327	4.6%	10,193	4.7%
Short-term investments, net of allowance	3,912	1.6%	6,169	2.8%
Total	244,602	100.0%	217,397	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended December 31,
	2025
	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.50%	3,605	(304)
Equity securities	3.07%	60	—
Commercial mortgage and other loans	4.61%	642	11
Policy loans	4.24%	71	—
Short-term investments and cash equivalents	4.69%	196	—
Gross investment income before investment expenses	4.49%	4,574	(293)
Investment expenses	-0.19%	(335)	—
Subtotal	4.30%	4,239	(293)
Other investments (4)		383	(119)
Investment results of other entities and operations (5)		62	15
Investment results of Funds Withheld (6)		381	(159)
Less: investment income related to adjusted operating income reconciling items		(118)	—
Total		4,947	(556)

	Twelve Months Ended December 31,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.48%	13,834	(452)	4.33%	12,896	(2,076)
Equity securities	2.48%	173	—	3.25%	170	—
Commercial mortgage and other loans	4.58%	2,461	(164)	4.38%	2,237	(223)
Policy loans	4.51%	292	—	4.62%	292	—
Short-term investments and cash equivalents	5.26%	836	1	6.35%	996	(12)
Gross investment income before investment expenses	4.49%	17,596	(615)	4.40%	16,591	(2,311)
Investment expenses	-0.17%	(1,209)	—	-0.16%	(1,116)	—
Subtotal	4.32%	16,387	(615)	4.24%	15,475	(2,311)
Other investments (4)		1,393	(1,820)		1,035	267
Investment results of other entities and operations (5)		233	19		59	48
Investment results of Funds Withheld (6)		1,404	(1,343)		1,292	(664)
Less: investment income related to adjusted operating income reconciling items		(479)	—		(486)	—
Total		18,938	(3,759)		17,375	(2,660)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior periods have been updated to reflect the correction of an error.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties, assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31,
	2025
	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.31%	1,178	(123)
Equity securities	4.17%	19	—
Commercial mortgage and other loans	3.83%	140	(7)
Policy loans	3.75%	26	—
Short-term investments and cash equivalents	3.59%	39	—
Gross investment income before investment expenses	3.38%	1,402	(130)
Investment expenses	-0.13%	(89)	—
Subtotal	3.25%	1,313	(130)
Other investments (2)		191	(109)
Total		1,504	(239)

	Twelve Months Ended December 31,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.24%	4,521	(41)	3.15%	4,358	(805)
Equity securities	3.35%	59	—	3.29%	49	—
Commercial mortgage and other loans	3.85%	580	(33)	3.81%	632	(42)
Policy loans	3.83%	102	—	3.81%	98	—
Short-term investments and cash equivalents	4.36%	162	—	5.57%	126	(1)
Gross investment income before investment expenses	3.33%	5,424	(74)	3.26%	5,263	(848)
Investment expenses	-0.13%	(349)	—	-0.13%	(329)	—
Subtotal	3.20%	5,075	(74)	3.13%	4,934	(848)
Other investments (2)		650	(282)		489	(465)
Total		5,725	(356)		5,423	(1,313)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments". Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31,
	2025
	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.47%	2,427	(181)
Equity securities	2.73%	41	—
Commercial mortgage and other loans	4.89%	502	18
Policy loans	4.58%	45	—
Short-term investments and cash equivalents	5.07%	157	—
Gross investment income before investment expenses	5.26%	3,172	(163)
Investment expenses	-0.24%	(246)	—
Subtotal	5.02%	2,926	(163)
Other investments (4)		192	(10)
Total		3,118	(173)

	Twelve Months Ended December 31,
	2025			2024
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.52%	9,313	(411)	5.36%	8,538	(1,271)
Equity securities	2.18%	114	—	3.23%	121	—
Commercial mortgage and other loans	4.87%	1,881	(131)	4.65%	1,605	(181)
Policy loans	4.99%	190	—	5.18%	194	—
Short-term investments and cash equivalents	5.53%	674	1	6.46%	870	(11)
Gross investment income before investment expenses	5.32%	12,172	(541)	5.26%	11,328	(1,463)
Investment expenses	-0.20%	(860)	—	-0.19%	(787)	—
Subtotal	5.12%	11,312	(541)	5.07%	10,541	(1,463)
Other investments (4)		743	(1,538)		546	732
Total		12,055	(2,079)		11,087	(731)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior periods have been updated to reflect the correction of an error.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2025
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,028	—	—	(1)	463	112	—	—	7,602
Policy charges and fee income	1,106	23	—	(2)	—	—	—	—	1,127
Net investment income	4,947	(3)	—	—	524	121	—	—	5,589
Realized investment gains (losses), net (3)	(174)	(360)	—	—	(121)	(22)	—	—	(677)
Asset management fees, commissions and other income	1,613	356	—	—	60	79	(37)	—	2,071
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(22)	—	—	—	—	—	(22)
Total revenues	14,520	16	(22)	(3)	926	290	(37)	—	15,690
Benefits and expenses:
Insurance and annuity benefits	7,936	30	—	(1)	864	198	—	—	9,027
Change in estimates of liability for future policy benefits	50	(2)	—	(25)	—	9	—	—	32
Interest credited to policyholders' account balances	1,271	196	—	—	29	27	—	—	1,523
Interest expense	533	—	—	—	(2)	2	—	—	533
Deferral of acquisition costs	(681)	—	—	—	—	—	—	—	(681)
Amortization of acquisition costs	408	7	—	—	3	—	—	—	418
Operating expenses	1,876	—	—	—	67	23	—	—	1,966
Variable expenses	1,622	67	—	—	3	8	(43)	1	1,658
Total benefits and expenses	13,015	298	—	(26)	964	267	(43)	1	14,476

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(49) million for three months ended December 31, 2025. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $27 million and certain derivatives of $3 million for three months ended December 31, 2025.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Twelve Months Ended December 31, 2025									Twelve Months Ended December 31, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	28,591	—	—	(1)	1,719	488	—	—	30,797	40,745	—	—	(1)	1,690	463	—	—	42,897
Policy charges and fee income	4,410	268	—	(12)	—	—	—	—	4,666	4,277	99	—	(87)	—	9	—	—	4,298
Net investment income	18,938	(12)	—	—	2,056	491	—	—	21,473	17,375	(17)	—	—	2,048	503	—	—	19,909
Realized investment gains (losses), net (3)	(598)	(3,051)	—	—	(373)	(110)	—	—	(4,132)	(585)	(1,979)	—	—	(769)	(96)	—	—	(3,429)
Asset management fees, commissions and other income	6,336	1,604	—	—	349	342	(186)	—	8,445	6,241	156	—	—	318	547	(135)	—	7,127
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(475)	—	—	—	—	—	(475)	—	—	(397)	—	—	—	—	—	(397)
Total revenues	57,677	(1,191)	(475)	(13)	3,751	1,211	(186)	—	60,774	68,053	(1,741)	(397)	(88)	3,287	1,426	(135)	—	70,405
Benefits and expenses:
Insurance and annuity benefits	31,960	147	—	(5)	3,406	792	—	—	36,300	44,075	(3)	—	(3)	2,983	765	—	—	47,817
Change in estimates of liability for future policy benefits	232	(85)	—	(76)	—	32	—	—	103	108	33	—	(33)	—	(145)	—	—	(37)
Interest credited to policyholders' account balances	4,704	107	—	—	113	144	—	—	5,068	3,949	347	—	—	117	169	—	—	4,582
Interest expense	2,112	—	—	—	(8)	7	—	—	2,111	2,019	—	—	—	(2)	13	—	—	2,030
Deferral of acquisition costs	(2,753)	(98)	—	—	—	—	—	—	(2,851)	(2,601)	—	—	—	—	(1)	—	—	(2,602)
Amortization of acquisition costs	1,571	51	—	—	13	—	—	—	1,635	1,445	32	—	—	12	3	—	—	1,492
Operating expenses	6,773	—	—	—	270	99	—	(27)	7,115	6,870	—	—	—	283	457	—	17	7,627
Variable expenses	6,441	305	—	—	25	30	(166)	2	6,637	6,262	—	—	—	7	135	(119)	2	6,287
Total benefits and expenses	51,040	427	—	(81)	3,819	1,104	(166)	(25)	56,118	62,127	409	—	(36)	3,400	1,396	(119)	19	67,196

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(222) million and $(427) million for twelve months ended December 31, 2025 and December 31, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(253) million and $436 million and certain derivatives of $48 million and $(29) million for twelve months ended December 31, 2025 and December 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2025									Three Months Ended June 30, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,446	—	—	—	417	137	—	—	7,000	6,426	—	—	(1)	445	112	—	—	6,982
Policy charges and fee income	1,108	46	—	3	—	—	—	—	1,157	1,070	174	—	5	—	—	—	—	1,249
Net investment income	4,519	(3)	—	—	493	121	—	—	5,130	4,600	(3)	—	—	511	118	—	—	5,226
Realized investment gains (losses), net (3)	(157)	(489)	—	—	(57)	(27)	—	—	(730)	(148)	(1,302)	—	—	(198)	(51)	—	—	(1,699)
Asset management fees, commissions and other income	1,496	(190)	—	—	(33)	23	(32)	—	1,264	1,558	609	—	—	189	89	(51)	—	2,394
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(351)	—	—	—	—	—	(351)	—	—	(426)	—	—	—	—	—	(426)
Total revenues	13,412	(636)	(351)	3	820	254	(32)	—	13,470	13,506	(522)	(426)	4	947	268	(51)	—	13,726
Benefits and expenses:
Insurance and annuity benefits	7,344	2	—	2	729	208	—	—	8,285	7,195	200	—	(5)	864	186	—	—	8,440
Change in estimates of liability for future policy benefits	(14)	3	—	(38)	—	(1)	—	—	(50)	100	(254)	—	(33)	—	12	—	—	(175)
Interest credited to policyholders' account balances	1,083	(325)	—	—	28	39	—	—	825	1,135	(64)	—	—	29	38	—	—	1,138
Interest expense	522	—	—	—	(2)	2	—	—	522	526	—	—	—	(1)	1	—	—	526
Deferral of acquisition costs	(684)	(98)	—	—	—	—	—	—	(782)	(689)	—	—	—	—	—	—	—	(689)
Amortization of acquisition costs	376	28	—	—	3	—	—	—	407	392	12	—	—	3	—	—	—	407
Operating expenses	1,624	—	—	—	65	43	—	(28)	1,704	1,634	—	—	—	69	14	—	—	1,717
Variable expenses	1,641	—	—	—	19	14	(35)	—	1,639	1,548	100	—	—	1	5	(33)	1	1,622
Total benefits and expenses	11,892	(390)	—	(36)	842	305	(35)	(28)	12,550	11,841	(6)	—	(38)	965	256	(33)	1	12,986

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(55) million and $(27) million for three months ended March 31, 2025 and June 30, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(104) million and $(47) million and certain derivatives of $5 million and $55 million for three months ended March 31, 2025 and June 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2025
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	8,691	—	—	1	394	127	—	—	9,213
Policy charges and fee income	1,126	25	—	(18)	—	—	—	—	1,133
Net investment income	4,872	(3)	—	—	528	131	—	—	5,528
Realized investment gains (losses), net (3)	(119)	(900)	—	—	3	(10)	—	—	(1,026)
Asset management fees, commissions and other income	1,669	829	—	—	133	151	(66)	—	2,716
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	324	—	—	—	—	—	324
Total revenues	16,239	(49)	324	(17)	1,058	399	(66)	—	17,888
Benefits and expenses:
Insurance and annuity benefits	9,485	(85)	—	(1)	949	200	—	—	10,548
Change in estimates of liability for future policy benefits	96	168	—	20	—	12	—	—	296
Interest credited to policyholders' account balances	1,215	300	—	—	27	40	—	—	1,582
Interest expense	531	—	—	—	(3)	2	—	—	530
Deferral of acquisition costs	(699)	—	—	—	—	—	—	—	(699)
Amortization of acquisition costs	395	4	—	—	4	—	—	—	403
Operating expenses	1,639	—	—	—	69	19	—	1	1,728
Variable expenses	1,630	138	—	—	2	3	(55)	—	1,718
Total benefits and expenses	14,292	525	—	19	1,048	276	(55)	1	16,106

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(91) million for three months ended September 30, 2025. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(129) million and certain derivatives of $(15) million for three months ended September 30, 2025.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses),” which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

15. International Life Planners:
Captive insurance Advisors from Prudential of Japan and Brazil.

16. Life Consultants:
Captive insurance agents for Gibraltar Life.

17. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

18. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

KEY DEFINITIONS AND FORMULAS

19. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

20. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

21. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

22. Prudential Advisors:
Captive financial professionals selling across all products in the United States.

23. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

24. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.
25. U.S. Legacy Products - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2025

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of April 14, 2026
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of April 14, 2026

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.